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                                                                    EXHIBIT 99.1

NEWS                    RE:          T-NETIX, INC.
BULLETIN                             67 Inverness Drive East
                                     Englewood, CO 80112
                                     Web Site: http://www.T-NETIX.com

FROM:
FRB                                  NASDAQ: TNTX

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THE FINANCIAL RELATIONS BOARD, INC.

FOR FURTHER INFORMATION:

AT THE COMPANY:        AT FRB:
Alvyn Schopp           Tad Gage (general info) (312) 640-6745 (tjg@chi.frbd.com)
CEO                    Lisa Ferguson (analysts)  (312) 640-6788
(303) 790-9111         Laura Kuhlmann (media) (312) 640-6727

               T-NETIX BROADENS MARKET REACH IN TELECOMMUNICATIONS SERVICES BY ACQUIRING KEY INMATE CALLING SERVICES PROVIDER

Englewood, Colo., February 11, 1999 - T-NETIX, Inc. (Nasdaq:TNTX), a leading provider of specialized call processing and fraud control software technologies, announced today that it has signed a definitive Agreement and Plan of Merger with Dallas-based Gateway Technologies, Inc., a privately held provider of inmate telecommunications calling services (ICS) in a transaction valued at approximately $35.2 million. Pro forma 1998 revenues for the combined company were approximately $70 million.


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                              Transaction Details
O  4,047,697 shares of T-NETIX common stock will be issued.
O A rollover of Gateway option plan shares into T-NETIX options of 347,789 at various pricing points.
O  T-NETIX will assume $10.5 million of Gateway debt.
   Gateway President and CEO Richard Cree will be president, Gateway Division, and will join the T-NETIX board.
O The company anticipates the merger will be accretive to earnings, after acquisition expenses, in 1999.
O  No layoffs at either company are anticipated.
O  Pooling method of accounting will be applied.
O The company estimates there will be about $1.5 million in merger-related costs.
O  The merger is expected to close by March 31, 1999.
O Key Benefits: Combined ICS intellectual property; larger sales force and experienced managers, broader scope of customers, ability to offer value-added direct billing services, strong relationships with virtually all the nation's Regional Bell Operating Companies
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"We are enthusiastic about this combination because it gives us significant growth opportunities, all within our core business of inmate calling services and other telecommunications services," said Al Schopp, CEO of T-NETIX. "This is a major win for our customers, who will have access to more services provided by a larger, fully national provider. Even though the two companies frequently competed, each has also developed a specialty -- T-NETIX primarily serves larger facilities with 50 or

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 FINANCIAL RELATIONS BOARD, INC. SERVES AS FINANCIAL RELATIONS COUNSEL TO THIS
    COMPANY, IS ACTING ON THE COMPANY'S BEHALF IN ISSUING THIS BULLETIN AND
       RECEIVING COMPENSATION THEREFOR. THE INFORMATION CONTAINED HEREIN
          IS FURNISHED FOR INFORMATION PURPOSES ONLY AND IS NOT TO BE
                CONSTRUED AS AN OFFER TO BUY OR SELL SECURITIES.

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T-NETIX, INC.
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more phones, and Gateway specializes in facilities with 75 phones or less. The combined company, therefore, will be able to serve the entire correctional facilities market. T-NETIX customers also gain new access to Gateway's established billing services, which would otherwise not have been an option to customers until late 1999.

"We are excited about the revenue potential of an expanded call billing services because many RBOCs want to outsource specialty telecommunications billing services such as ICS. We have not been in a position to take this business. With an established billing business and T-NETIX capital and customer base, we believe this can grow into a tremendous value-added service for our joint customers."

Schopp said that another major benefit of the merger is that the two companies will be able to consolidate their substantial individual intellectual property related to ICS. This means that T-NETIX now holds the important intellectual property relating to the inmate calling industry.

Schopp noted that T-NETIX also acquires an experienced 20-person sales force, top managers, and other skilled individuals. He explained that Gateway's sales force could immediately begin offering T-NETIX products, including a new home detention monitoring product (Containsm) made possible when T-NETIX's recently acquired Cell-Tel Monitoring, Inc. of Tampa. Richard Cree, President and CEO of Gateway, elaborated by noting that Gateway's sales force has traditionally been focused on the correctional facility as opposed to T-NETIX, which has been carrier-focused. The merger creates a larger direct sales force able to further serve T-NETIX customers. This merger is about growth and expansion," said Schopp. "The employees of both companies have very complementary skills -- another benefit to this merger."

Gateway President and CEO Richard Cree will be a T-NETIX officer, president of the Gateway Division, and will serve on the T-NETIX board of directors. Gateway shareholder W.P. Buckthal will also join the T-NETIX board. The addition of Cree and Buckthal increases the number of T-NETIX board members to nine.

Cree commented, "This alliance will make T-NETIX the largest inmate calling services provider in the United States, with coast-to-coast coverage. We are pleased to join forces with a great competitor. The additional size and leverage of the merged company offers opportunities for growth far beyond what either company could accomplish separately. There should be additional market coverage, and the financial strength to leverage a combined calling platform into other strategic markets."

Based in Dallas, Texas, Gateway Technologies works with major telecommunications service providers to manage calling and billing services for inmate correctional services for more than 500 correctional institutions and departments of justice. Combined with T-NETIX's customer base, the merged company would serve over 1,400 facilities and justice departments nationwide. Gateway provides direct local and long distance call processing for correctional facilities, value-added telecommunications services such as pre-connection restrictions, digital recording, jail and inmate management systems, video booking, and sales of call-processing systems hardware.

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Based in Englewood, Colorado, T-NETIX provides specialized call processing services for correctional institutions to the telecommunications industry including AT&T, Bell Atlantic, US WEST, SBC Communications, Inc., and GTE. Through its T-NETIX Monitoring Division, T-NETIX provides parolee and home detention monitoring services using Internet, and voice verification technology, including its SpeakEZ Voice Print(R) technology. T-NETIX was represented in this transaction by Broadview International LLC. For news and information, visit the company's Web site at www.T-NETIX.com.

This news release contains forward-looking statements as provided for by the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties including, but not limited to: the demand for the company's ICS products and services; the renewal of existing site-specific ICS customer contracts and the company's ability to win new contracts; the ability to reduce expenditures related to its SpeakEZ voice recognition technology, to successfully deploy this technology in a corrections-related business, and to license the technology to offset development costs; competitive pricing pressures, particularly in the company's ICS business; and, changes in telecommunications regulations that would affect the company's sales or pricing. For a full description of the company's historical performance and a detailed description of risks and uncertainties, please refer to the company's documents on file with the Securities and Exchange Commission.